                                                                  EXHIBIT 99.n12

                               AMENDMENT NO. 11 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                                       OF

            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 11 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 30th day of March, 2006, by each of the above named corporations (the
"Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended December 31, 2002, August
29, 2003, February 27, 2004, May 1, 2004, August 1, 2004, September 30, 2004,
November 17, 2004, February 24, 2005, July 29, 2005 and September 29, 2005 (the
"Plan"); and

     WHEREAS, American Century Mutual Funds, Inc., has added two new series,
Small Cap Growth Fund and Mid Cap Growth Fund (the " ACMF New Funds"); and

     WHEREAS, American Century World Mutual Funds, Inc. has added a new series,
International Value Fund (the "ACWMF New Fund"); and

     WHEREAS, American Century Investment Trust has added two new series, Select
Bond Fund and High-Yield Bond Fund (the "New ACIT Funds"); and

     WHEREAS, American Century Municipal Trust has added a new series, Long-Term
Tax-Free Fund (the "New ACMT Fund")(New ACMF Funds, New ACWMF Fund, New ACIT
Funds and New ACMT Fund collectively the "New Funds"); and

     WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the New Funds;

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date hereof, all references to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended by Amendment No.
11.

     3. In the event of a conflict between the terms of this Amendment No.11 and the Plan, it is the intention of the parties that the terms of this Amendment
No. 11 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 11 the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 11 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 11 as of the date first above written.

                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                        AMERICAN CENTURY TARGET MATURITIES TRUST
                        AMERICAN CENTURY QUANTITATIVE EQUITY
                           FUNDS, INC.
                        AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                        AMERICAN CENTURY MUTUAL FUNDS, INC.
                        AMERICAN CENTURY STRATEGIC ASSET
                           ALLOCATIONS, INC.
                        AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                        By:   /s/ Charles A. Etherington
                              --------------------------------------------
                        Name: Charles A. Etherington
                              Title:   Vice President

                                   SCHEDULE A

               Companies and Funds Covered by This Multiclass Plan

-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
                                                         INVESTOR INSTITU-  ADVISOR   A       B      C    C CLASS   R
                    FIXED INCOME FUNDS                    CLASS    TIONAL    CLASS  CLASS   CLASS  CLASS   II     CLASS
                                                                   CLASS
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>       California High-Yield Municipal Fund
>>       California Tax-Free Money Market Fund             Yes       No        No     Yes     Yes    Yes    Yes    No
>>       California Intermediate-Term Tax-Free Fund        Yes       No        No      No      No     No     No    No
>>       California Long-Term Tax-Free Fund                Yes       No        No      No      No     No     No    No
>>       California Limited-Term Tax-Free Fund             Yes       No        No      No      No     No     No    No
                                                           Yes       No        No      No      No     No     No    No
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>       Ginnie Mae Fund
>>       Government Agency Money Market Fund               Yes       No       Yes      No      No    Yes     No    No
>>       Government Bond Fund                              Yes       No       Yes      No      No     No     No    No
>>       Short-Term Government Fund                        Yes       No       Yes      No      No     No     No    No
>>       Capital Preservation Fund                         Yes       No       Yes      No      No     No     No    No
>>       Inflation-Adjusted Bond Fund                      Yes       No        No      No      No     No     No    No
                                                           Yes      Yes       Yes      No      No     No     No    No
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>       International Bond Fund                           Yes      Yes       Yes      No      No     No     No    No
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
-------------------------------------------------------- -------- --------- ------- ------ ------- ------ ------- -----
AMERICAN CENTURY INVESTMENT TRUST
>>       Diversified Bond Fund                             Yes      Yes       Yes     Yes     Yes    Yes    Yes   Yes
>>       Premium Money Market Fund                         Yes       No        No      No      No     No     No    No
>>       Prime Money Market Fund                           Yes       No       Yes     Yes     Yes    Yes    Yes    No
>>       High-Yield Fund                                   Yes      Yes       Yes     Yes     Yes    Yes    Yes   Yes
>>       Inflation Protection Bond Fund                    Yes      Yes        No     Yes     Yes    Yes     No   Yes
>>       Select Bond Fund                                  Yes      Yes        No     Yes     Yes    Yes     No   Yes
>>       High-Yield Bond Fund                              Yes      Yes        No     Yes     Yes    Yes     No   Yes
                                                           Yes      Yes        No     Yes     Yes    Yes     No   Yes
-------------------------------------------------------- ------- --------- ------- ------ ------- ------ -------  -----
-------------------------------------------------------- ------- --------- ------- ------ ------- ------ -------  -----
AMERICAN CENTURY MUNICIPAL TRUST
>>       Arizona Municipal Bond Fund                       Yes       No        No     Yes     Yes    Yes     No    No
>>       Florida Municipal Bond Fund                       Yes       No        No     Yes     Yes    Yes     No    No
>>       High-Yield Municipal Fund                         Yes       No        No     Yes     Yes    Yes    Yes    No
>>       Tax-Free Bond Fund                                Yes      Yes       Yes      No      No     No     No    No
>>       Tax-Free Money Market Fund                        Yes       No        No      No      No     No     No    No
>>       Long-Term Tax-Free Fund                           Yes      Yes        No     Yes     Yes    Yes     No    No
-------------------------------------------------------- ------- --------- ------- ------ ------- ------ -------  -----
-------------------------------------------------------- ------- --------- ------- ------ ------- ------ -------  -----
AMERICAN CENTURY TARGET MATURITIES TRUST
>>       Target 2010 Fund
>>       Target 2015 Fund                                  Yes       No       Yes      No     No      No     No    No
>>       Target 2020 Fund                                  Yes       No       Yes      No     No      No     No    No
>>       Target 2025 Fund                                  Yes       No       Yes      No     No      No     No    No
                                                           Yes       No       Yes      No     No      No     No    No
-------------------------------------------------------- ------- --------- ------- ------ ------- ------ ------- -----

-------------------------------------------------------- --------- --------- -------- ------ ----- ------ ------- -----
                                                         INVESTOR  INSTITU-  ADVISOR    A      B     C    C CLASS   R
                       EQUITY FUNDS                       CLASS     TIONAL    CLASS   CLASS  CLASS CLASS   II     CLASS
                                                                    CLASS
-------------------------------------------------------- --------- --------- -------- ------ ----- ------ ------- -----
-------------------------------------------------------- --------- --------- -------- ------ ----- ------ ------- -----
AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Equity Growth Fund
>>       Income & Growth Fund                              Yes       Yes      Yes      No      No    Yes     No    Yes
>>       Global Gold Fund                                  Yes       Yes      Yes      No      No    Yes     No    Yes
>>       Small Company Fund                                Yes        No      Yes      No      No     No     No     No
>>       Utilities Fund                                    Yes       Yes      Yes      No      No     No     No    Yes
>>       Long-Short Equity Fund                            Yes        No      Yes      No      No     No     No     No
>>       Disciplined Growth Fund                           Yes       Yes      Yes      Yes    Yes    Yes     No    Yes
                                                           Yes       Yes      Yes      No      No     No     No    Yes
-------------------------------------------------------  --------- --------- -------- ------ ----- ------ ------- ----
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund
>>       Value Fund                                        Yes       Yes      Yes      No      No     Yes    No    Yes
>>       Real Estate Fund                                  Yes       Yes      Yes     Yes     Yes     Yes   Yes    Yes
>>       Small Cap Value Fund                              Yes       Yes      Yes      No      No      No    No     No
>>       Equity Index Fund                                 Yes       Yes      Yes      No      No     Yes    No     No
>>       Large Company Value Fund                          Yes       Yes       No      No      No      No    No     No
>>       Mid Cap Value Fund                                Yes       Yes      Yes     Yes     Yes     Yes   Yes    Yes
                                                           Yes       Yes      Yes      No      No      No    No    Yes
-------------------------------------------------------  --------- -------- --------  ------ ----- ------ ------ -----
-------------------------------------------------------  --------- -------- --------  ------ ----- ------ ------ -----
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Balanced Fund                                     Yes       Yes      Yes      No       No     No    No     No
>>       Growth Fund                                       Yes       Yes      Yes      No       No    Yes    No    Yes
>>       Heritage Fund                                     Yes       Yes      Yes      No       No    Yes    No     No
>>       Select Fund                                       Yes       Yes      Yes     Yes      Yes    Yes   Yes    Yes
>>       Ultra Fund                                        Yes       Yes      Yes      No       No    Yes    No    Yes
>>       Veedot Fund                                       Yes       Yes      Yes      No       No     No    No     No
>>       Vista Fund                                        Yes       Yes      Yes      No       No    Yes    No    Yes
>>       Giftrust Fund                                     Yes        No       No      No       No     No    No     No
>>       New Opportunities Fund                            Yes        No       No      No       No     No    No     No
>>       Capital Value Fund                                Yes       Yes      Yes      No       No     No    No     No
>>       Veedot Large-Cap Fund                             Yes       Yes      Yes      No       No     No    No     No
>>       New Opportunities II Fund                         Yes       Yes       No     Yes      Yes    Yes   Yes     No
>>       Capital Growth Fund                               Yes       Yes       No     Yes      Yes    Yes    No    Yes
>>       Fundamental Equity Fund                           Yes       Yes       No     Yes      Yes    Ye     No    Yes
>>       Focused Growth Fund                               Yes        No       No      No       No     No    No     No
>>       Small Cap Growth Fund                             Yes       Yes       No     Yes      Yes    Yes    No    Yes
>>       Mid Cap Growth Fund                               Yes       Yes       No     Yes      Yes    Yes    No    Yes
------------------------------------------------------- ---------- -------- -------- ------- ----- ------ ------- -----
------------------------------------------------------- ---------- -------- -------- ------- ----- ------ ------- -----
AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Aggressive Fund             Yes       Yes      Yes     Yes      Yes    Yes    No    Yes
>>       Strategic Allocation: Conservative Fund           Yes       Yes      Yes     Yes      Yes    Yes    No    Yes
>>       Strategic Allocation: Moderate Fund               Yes       Yes      Yes     Yes      Yes    Yes    No    Yes
>>       Newton Fund                                       Yes        No       No      No       No     No    No     No

-------------------------------------------------------- --------- -------- -------- ------- ----- ------ ------- -----

-------------------------------------------------------- --------- -------- -------- ------- ----- ------ ------- -----
                                                         INVESTOR  INSTITU- ADVISOR    A       B     C    C CLASS   R
                       EQUITY FUNDS                       CLASS     TIONAL   CLASS   CLASS   CLASS CLASS   II     CLASS
                                                                    CLASS
-------------------------------------------------------- --------- -------- -------- ------- ----- ------ ------ ------
-------------------------------------------------------- --------- -------- -------- ------- ----- ------ ------ ------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       Emerging Markets Fund
>>       Global Growth Fund                                Yes       Yes      Yes       No      No    Yes    No     No
>>       International Growth Fund                         Yes       Yes      Yes       Yes    Yes    Yes    No    Yes
>>       International Discovery Fund                      Yes       Yes      Yes       Yes    Yes    Yes   Yes    Yes
>>       Life Sciences Fund                                Yes       Yes      Yes       No      No     No    No     No
>>       Technology Fund                                   Yes       Yes      Yes       No      No    Yes    No     No
>>       International Opportunities Fund                  Yes       Yes      Yes       No      No    Yes    No     No
>>       European Growth Fund                              Yes       Yes       No       No      No     No    No     No
>>       International Stock Fund                          Yes       Yes      Yes       No      No    Yes    No     No
>>       International Value Fund                          Yes       No        No       No      No     No    No     No
                                                           Yes       Yes       No      Yes     Yes    Yes    No    Yes
-------------------------------------------------------- --------- -------- -------- ------- ----- ------ ------- -----